UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 19, 2013
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2013-C14
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-165147-10	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
383 Madison Avenue New York, New York		10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On August 19, 2013, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2013-C14, Commercial Mortgage Pass-Through Certificates, Series 2013-C14, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2013 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,006,068,000, were sold to J.P. Morgan Securities LLC (“JPMS”) and Barclays Capital Inc. (“Barclays Capital” and, together with JPMS, the “Underwriters”), pursuant to an Underwriting Agreement, dated August 2, 2013, among the Registrant and JPMS, for itself and on behalf of Barclays Capital.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On August 19, 2013, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,006,068,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $4,429,101.36, were approximately $1,070,783,032.89.  Of the expenses paid by the Registrant, approximately $894,609.82 were paid directly to affiliates of the Registrant, $0.00 in the form of fees were paid to the Underwriters, $78,864.47 were paid to or for the Underwriters and $3,455,627.07 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-165147) was originally declared effective on August 10, 2010.

On August 19, 2013, the Registrant sold the Class X-C, Class D, Class E, Class F, Class G, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $142,083,829, to JPMS and Barclays Capital, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated August 2, 2013, by and between the Depositor, JPMS and Barclays Capital.  The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2013-C14 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 45 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 89 commercial, multifamily and manufactured housing properties; provided, however, that with respect to one mortgage loan, Hyatt Regency Cleveland, such mortgage loan will not be secured by a first lien.  The Mortgage Loans were acquired by the Registrant from (i) JPMorgan Chase Bank, N.A. (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 19, 2013 and as to which an executed version is attached hereto as Exhibit 99.1 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Registrant and JPMCB and (ii) Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 19, 2013 and as to which an executed version is attached hereto as Exhibit 99.2 (the “Barclays Mortgage Loan

Purchase Agreement” and together with the JPMCB Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Registrant and Barclays.  The net proceeds of the sale of the Public Certificates and Private Certificates were applied to the purchase of the Mortgage Loans by the Registrant from JPMCB and Barclays.

The Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements were previously attached as exhibits to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on August 15, 2013.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit 4.1
Pooling and Servicing Agreement, dated as of August 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 19, 2013.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 19, 2013 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of August 19, 2013, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of August 19, 2013, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 19, 2013	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1
Pooling and Servicing Agreement, dated as of August 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 19, 2013.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 19, 2013 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of August 19, 2013, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of August 19, 2013, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)